Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 23.12%
Apparel — 1.01%
Boardriders, Inc.
8.61% (US LIBOR+650 basis points), 4/6/24[1,2]	$3,921,916	$3,774,844
Computers — 1.97%
McAfee LLC
5.87% (US LIBOR+375 basis points), 9/29/24[1,2]	2,312,661	2,320,675
McAfee LLC
10.61% (US LIBOR+850 basis points), 9/28/25[1,2]	4,963,636	5,029,826
		7,350,501
Distribution/Wholesale — 1.58%
Fossil Group, Inc.
8.55% (US LIBOR+650 basis points), 9/26/24[1,2]	6,000,000	5,880,000
Healthcare - Services — 1.60%
Heartland Dental LLC
5.80% (US LIBOR+375 basis points), 4/30/25[1,2]	298,825	293,081
Heartland Dental LLC
6.27% (US LIBOR+375 basis points), 4/30/25[1,2]	6,721	6,592
Tivity Health, Inc.
7.36% (US LIBOR+525 basis points), 3/8/26[1,2]	5,683,735	5,656,482
		5,956,155
Insurance — 4.32%
Acrisure LLC
6.36% (US LIBOR+425 basis points), 11/22/23[1,2]	3,252,444	3,243,304
Asurion LLC
8.54% (US LIBOR+650 basis points), 8/4/25[1,2]	12,628,049	12,847,462
		16,090,766
Internet — 1.15%
Hoya Midco LLC
5.61% (US LIBOR+350 basis points), 6/30/24[1,2]	4,345,674	4,296,785
Investment Companies — 2.53%
Abe Investment Holdings, Inc.
6.56% (US LIBOR+450 basis points), 2/19/26[1,2]	3,950,075	3,943,498
Larchmont Resources LLC
9.14% (US LIBOR+900 basis points), 8/7/20[1,2]	5,884,140	5,472,251
		9,415,749

	Shares, Principal Amount, or Number of Contracts	Value
Media — 3.31%
iHeartCommunications, Inc.
6.23% (US LIBOR+400 basis points), 5/1/26[1,2]	$5,913,364	$5,958,719
NEP Group, Inc.
9.04% (US LIBOR+700 basis points), 10/19/26[1,2]	6,500,000	6,380,855
		12,339,574
Real Estate Investment Trust — 1.43%
Uniti Group LP
7.05% (US LIBOR+500 basis points), 10/24/22[1,2]	5,471,867	5,347,902
Shipbuilding — 0.27%
MHI Holdings LLC
5.00% (US LIBOR+500 basis points), 9/20/26[1,2]	1,000,000	1,001,250
Software — 2.60%
Blackboard, Inc.
6.00% (US LIBOR+500 basis points), 6/18/21[1,2]	5,000,000	4,993,225
Cerence, Inc.
7.00% (US LIBOR+600 basis points), 10/1/24[1,2]	5,000,000	4,700,000
		9,693,225
Telecommunications — 1.35%
Intelsat Jackson Holdings S.A. (Luxembourg)
5.99% (US LIBOR+375 basis points), 11/27/23[1,2,3]	5,000,000	5,021,100
Total BANK LOANS
(Cost $87,532,891)		86,167,851
CORPORATE BONDS — 64.46%
Aerospace & Defense — 1.30%
Bombardier, Inc. (Canada)
8.75%, 12/1/21[3,4]	4,500,000	4,860,000
Agriculture — 2.71%
Vector Group Ltd.
6.13%, 2/1/25[4,5]	10,560,000	10,111,200
Airlines — 1.60%
Virgin Australia Holdings Ltd. (Australia)
8.50%, 11/15/19[3,4,5]	5,956,000	5,977,596
Banks — 6.38%
JPMorgan Chase & Co.
5.74% (3-Month USD Libor+347 basis points), 12/29/49[5,6,7]	13,081,000	13,142,311

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
USB Realty Corp.
3.45% (LIBOR 3 Month+115 basis points), 1/15/62[4,5,6,7]	$12,435,000	$10,631,925
		23,774,236
Beverages — 1.39%
Cott Holdings, Inc.
5.50%, 4/1/25[4]	5,000,000	5,187,650
Chemicals — 0.05%
CVR Partners LP / CVR Nitrogen Finance Corp.
9.25%, 6/15/23[4]	160,000	166,800
Commercial Services — 2.33%
AMN Healthcare, Inc.
5.12%, 10/1/24[4]	3,000,000	3,112,500
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 4/15/22[4]	5,559,000	5,574,565
		8,687,065
Computers — 3.66%
NCR Corp.
6.37%, 12/15/23[5]	8,000,000	8,220,000
Unisys Corp.
10.75%, 4/15/22[4]	4,960,000	5,418,800
		13,638,800
Cosmetics/Personal Care — 2.41%
Avon International Capital PLC (United Kingdom)
6.50%, 8/15/22[3,4]	2,500,000	2,590,625
Avon International Operations, Inc.
7.87%, 8/15/22[4,5]	6,136,000	6,387,392
		8,978,017
Distribution/Wholesale — 1.77%
Univar USA, Inc.
6.75%, 7/15/23[4,5]	6,500,000	6,605,625
Diversified Financial Services — 0.91%
ILFC E-Capital Trust I
3.77%, 12/21/65[4,5,7,8]	3,206,000	2,194,379
ILFC E-Capital Trust I
3.77%, 12/21/65[7,9]	1,750,000	1,197,805
		3,392,184
Energy-Alternate Sources — 1.65%
Enviva Partners LP / Enviva Partners Finance Corp.
8.50%, 11/1/21[5]	6,000,000	6,135,000

	Shares, Principal Amount, or Number of Contracts	Value
Entertainment — 1.58%
Lions Gate Capital Holdings LLC
6.38%, 2/1/24[4,5]	$5,570,000	$5,889,607
Home Builders — 0.57%
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.
5.88%, 4/15/23[4]	2,000,000	2,135,000
Insurance — 3.94%
Acrisure LLC / Acrisure Finance, Inc.
8.13%, 2/15/24[4,5]	5,318,000	5,730,145
Genworth Holdings, Inc.
7.70%, 6/15/20[5]	8,764,000	8,961,190
		14,691,335
Internet — 3.75%
EIG Investors Corp.
10.88%, 2/1/24[5]	9,560,000	9,942,400
Uber Technologies, Inc.
7.50%, 11/1/23[4]	4,000,000	4,030,000
		13,972,400
Investment Companies — 2.25%
Compass Group Diversified Holdings LLC
8.00%, 5/1/26[4,5]	7,943,000	8,399,722
Iron/Steel — 1.59%
AK Steel Corp.
7.63%, 10/1/21[5]	6,000,000	5,910,000
Media — 4.87%
Altice Luxembourg S.A. (Luxembourg)
7.75%, 5/15/22[3,4]	610,000	622,962
Cumulus Media New Holdings, Inc.
6.75%, 7/1/26[4]	2,400,000	2,514,000
GCI LLC
6.63%, 6/15/24[4]	500,000	539,375
GCI LLC
6.87%, 4/15/25[5]	6,000,000	6,315,000
iHeartCommunications, Inc.
8.37%, 5/1/27	2,500,000	2,700,750
Lee Enterprises, Inc.
9.50%, 3/15/22[4,5]	5,475,000	5,475,000
		18,167,087
Mining — 0.96%
Mountain Province Diamonds, Inc. (Canada)
8.00%, 12/15/22[3,4,5]	3,644,000	3,562,010

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Miscellaneous Manufacturing — 0.57%
LSB Industries, Inc.
9.63%, 5/1/23[4]	$2,000,000	$2,110,000
Oil & Gas — 1.70%
Transocean Pontus Ltd. (Cayman Islands)
6.13%, 8/1/25[3,4,5]	6,230,000	6,323,450
Packaging & Containers — 1.42%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
6.00%, 2/15/25[3,4,5]	5,060,000	5,290,736
Pharmaceuticals — 2.71%
HLF Financing Sarl LLC / Herbalife International, Inc.
7.25%, 8/15/26[4,5]	9,995,000	10,094,950
Retail — 3.68%
CEC Entertainment, Inc.
8.00%, 2/15/22	4,000,000	3,790,000
GameStop Corp.
6.75%, 3/15/21[4,5]	3,650,000	3,577,000
Men’s Wearhouse, Inc.
7.00%, 7/1/22	2,167,000	2,123,660
PetSmart, Inc.
5.87%, 6/1/25[4]	4,250,000	4,239,375
		13,730,035
Software — 2.51%
Donnelley Financial Solutions, Inc.
8.25%, 10/15/24	5,215,000	5,410,562
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
6.00%, 7/15/25[4]	3,750,000	3,959,438
		9,370,000
Telecommunications — 3.96%
Consolidated Communications, Inc.
6.50%, 10/1/22[5]	12,451,000	11,517,175
HC2 Holdings, Inc.
11.50%, 12/1/21[4,5]	3,672,000	3,231,360
		14,748,535
Trucking & Leasing — 2.24%
Fortress Transportation & Infrastructure Investors LLC
6.75%, 3/15/22[4,5]	8,000,000	8,360,000
Total CORPORATE BONDS
(Cost $240,669,152)		240,269,040

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE CORPORATE BONDS — 1.06%
Software — 1.06%
Avaya Holdings Corp.
2.25%, 6/15/23	$4,625,000	$3,939,186
Total CONVERTIBLE CORPORATE BONDS
(Cost $4,525,306)		3,939,186
COMMON STOCKS — 0.57%
Banks — 0.29%
Kearny Financial Corp	81,506	1,062,838
Telecommunications — 0.28%
Consolidated Communications Holdings, Inc.	221,265	1,053,222
Total COMMON STOCKS
(Cost $2,334,750)		2,116,060
CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - C
6.25%, 12/15/12*,10,11,12	11,790,650	—
General Motors Corp. Senior Convertible Preferred Escrow - B
5.25%, 3/6/34*,10,11,12	475,000	—
		—
Total CONVERTIBLE PREFERRED STOCKS
(Cost $—)		—
PREFERRED STOCKS — 3.76%
Banks — 3.76%
GMAC Capital Trust I
7.94% (3-Month USD Libor+579 basis points), 2/15/40[5,7]	534,658	14,013,386
Total PREFERRED STOCKS
(Cost $14,218,902)		14,013,386
PRIVATE STOCK — 0.52%
Investment Companies — 0.52%
Larchmont Resources LLC[10]	7,824	1,956,000
Total PRIVATE STOCK
(Cost $977,968)		1,956,000

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
PURCHASED PUT OPTIONS — 0.16%
S&P 500 Index Exercise Price: $2,864.73, Notional Amount: $29,220,246, Expiration Date: December 31, 2019*	10,200	$598,281
Total PURCHASED PUT OPTIONS
(Premiums paid $551,820)		598,281
TOTAL INVESTMENTS
(Cost $350,810,789)	93.65%	$349,059,804
Other Assets less Liabilities	6.35%	23,687,617
Net Assets	100.00%	$372,747,421
INVESTMENT SECURITIES SOLD SHORT — (2.92)%
CORPORATE BONDS — (2.59)%
Commercial Services — (0.28)%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 3/15/25[4]	$(1,000,000)	(1,035,000)
Food — (0.60)%
General Mills, Inc.
4.20%, 4/17/28	(2,000,000)	(2,230,482)
Healthcare - Services — (1.58)%
DaVita, Inc.
5.13%, 7/15/24	(2,000,000)	(2,042,500)
Hadrian Merger Sub, Inc.
8.50%, 5/1/26[4]	(3,940,000)	(3,846,425)
		(5,888,925)
Software — (0.13)%
Blackboard, Inc.
9.75%, 10/15/21[4]	(500,000)	(500,000)
Total CORPORATE BONDS
(Proceeds $9,019,297)		(9,654,407)
COMMON STOCKS — (0.33)%
Investment Companies — (0.21)%
Compass Diversified Holdings	(40,000)	(788,400)
Pharmaceuticals — (0.12)%
Herbalife Nutrition Ltd.*	(12,000)	(454,320)
Total COMMON STOCKS
(Proceeds $1,388,203)		(1,242,720)
TOTAL TOTAL INVESTMENT SECURITIES SOLD SHORT
(Proceeds $10,407,500)	(2.92)%	$(10,897,127)

	Shares, Principal Amount, or Number of Contracts	Value
WRITTEN PUT OPTIONS — (0.04)%
S&P 500 Index Knock-in Rate: $2,563.18, Notional Amount: $(26,144,436), Expiration Date: December 31, 2019*	(10,200)	$(166,404)
Total WRITTEN PUT OPTIONS
(Premiums received $154,020)	(0.04)%	$(166,404)

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

*	Non-income producing security.

[1]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2019. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[2]	Floating rate security. Rates disclosed as of September 30, 2019.

[3]	Foreign security denominated in U.S. dollars and traded in the U.S.

[4]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[6]	Perpetual security. Maturity date is not applicable.

[7]	Variable rate security. Rates disclosed as of September 30, 2019.

[8]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

[9]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 14.5%.

[10]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[11]	Security is in default.

[12]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2019 (unaudited)

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at September 30, 2019	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	U.S. 5 Year Treasury Note	(34)	December 31, 2019	$(4,078,325)	$(4,051,046)	$27,279
Goldman Sachs	U.S. 10 Year Treasury Note	(20)	December 19, 2019	(2,635,734)	(2,606,250)	29,484
Goldman Sachs	U.S. Treasury Long Bond	(4)	December 19, 2019	(662,866)	(649,250)	13,616
TOTAL FUTURES CONTRACTS				$(7,376,925)	$(7,306,546)	$70,379

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 9.35%
Distribution/Wholesale — 2.97%
Fossil Group, Inc.
8.54% (US LIBOR+650 basis points), 9/26/24[1,2]	$2,000,000	$1,960,000
Insurance — 3.54%
Asurion LLC
8.54% (US LIBOR+650 basis points), 8/4/25[1,2]	2,300,000	2,339,963
Software — 2.84%
Cerence, Inc.
7.00% (US LIBOR+600 basis points), 10/1/24[1,2]	2,000,000	1,880,000
Total BANK LOANS
(Cost $6,091,523)		6,179,963
CORPORATE BONDS — 30.55%
Agriculture — 3.02%
Vector Group Ltd.
6.13%, 2/1/25[3,4]	2,081,000	1,992,557
Banks — 3.49%
USB Realty Corp.
3.45% (LIBOR 3 Month+115 basis points), 1/15/62[3,4,5,6]	2,698,000	2,306,790
Diversified Financial Services — 3.01%
ILFC E-Capital Trust I
3.77%, 12/21/65[3,4,6,7]	2,900,000	1,984,934
Holding Companies-Diversified — 2.70%
Arrow Bidco LLC
9.50%, 3/15/24[3,4]	1,785,000	1,785,000
Insurance — 2.69%
Genworth Holdings, Inc.
7.70%, 6/15/20[4]	1,739,000	1,778,128
Internet — 2.91%
EIG Investors Corp.
10.87%, 2/1/24	1,850,000	1,924,000
Pharmaceuticals — 3.16%
HLF Financing Sarl LLC / Herbalife International, Inc.
7.25%, 8/15/26[3]	2,067,000	2,087,670
Retail — 1.43%
CEC Entertainment, Inc.
8.00%, 2/15/22	1,000,000	947,500
Telecommunications — 8.14%
Consolidated Communications, Inc.
6.50%, 10/1/22[4]	3,377,000	3,123,725

	Shares, Principal Amount, or Number of Contracts	Value
HC2 Holdings, Inc.
11.50%, 12/1/21[3,4]	$2,561,500	$2,254,120
		5,377,845
Total CORPORATE BONDS
(Cost $20,836,898)		20,184,424

CONVERTIBLE CORPORATE BONDS — 1.93%
Software — 1.93%
Avaya Holdings Corp.
2.25%, 6/15/23[4,8]	1,500,000	1,277,574
Total CONVERTIBLE CORPORATE BONDS
(Cost $1,401,071)		1,277,574

COMMON STOCKS — 46.74%
Advertising — 0.89%
Clear Channel Outdoor Holdings, Inc.*	232,972	587,089
Banks — 3.06%
HarborOne Bancorp, Inc.*	69,184	696,337
Kearny Financial Corp.[4]	101,547	1,324,173
		2,020,510
Biotechnology — 10.71%
Argenx SE ADR (Netherlands)*,4	19,901	2,267,918
BELLUS Health, Inc. (Canada)*	25,991	166,083
Blueprint Medicines Corp.*,4	6,628	486,959
Celgene Corp.*,4	12,614	1,252,570
Deciphera Pharmaceuticals, Inc.*	3,928	133,316
Ideaya Biosciences, Inc.*,9	150,637	1,355,737
Orchard Therapeutics plc ADR (United Kingdom)*	119,163	1,415,657
		7,078,240
Electronics — 0.79%
Fluidigm Corp.*,4	113,113	523,713
Entertainment — 0.19%
Lions Gate Entertainment Corp., Class A	13,083	121,018
Healthcare - Products — 3.95%
Alphatec Holdings, Inc.*	123,239	618,660
Inspire Medical Systems, Inc.*	13,451	820,780
SI-BONE, Inc.*,4	66,292	1,171,379
		2,610,819
Healthcare - Services — 0.36%
Vapotherm, Inc.*	25,141	238,085

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Holding Companies-Diversified — 1.80%
Diamond Eagle Acquisition Corp.*,4,9	117,000	$1,189,890
Insurance — 4.68%
FGL Holdings (Bermuda)[4] .	387,100	3,089,058
Pharmaceuticals — 13.12%
Allergan PLC	12,669	2,132,066
Ascendis Pharma A/S ADR (Denmark)*,4	9,659	930,355
Cytokinetics, Inc.*,4 .	153,763	1,749,823
Merus NV (Netherlands)*	22,537	401,609
Mirati Therapeutics, Inc.*,4	5,181	403,652
MyoKardia, Inc.*,4	38,465	2,005,950
Odonate Therapeutics, Inc.*,4	30,102	783,555
Sutro Biopharma, Inc.*	16,946	154,039
Trevi Therapeutics, Inc.*	23,962	107,829
		8,668,878
Savings & Loans — 2.52%
OceanFirst Financial Corp.[4]	68,463	1,615,727
Waterstone Financial, Inc.	2,917	50,114
		1,665,841
Telecommunications — 4.67%
Consolidated Communications Holdings, Inc.	161,919	770,734
HC2 Holdings, Inc.*	60,025	141,059
Zayo Group Holdings, Inc.*,4	64,150	2,174,685
		3,086,478
Total COMMON STOCKS
(Cost $31,931,116)		30,879,619
CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow – B
5.25%, 3/6/34*,9,10,11	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow – C
7.25%, 4/15/41*,9,10,11	162,750	—
		—
Total CONVERTIBLE PREFERRED STOCKS
(Cost $1,877)		—

	Shares, Principal Amount, or Number of Contracts	Value
PRIVATE PREFERRED STOCK — 0.62%
Biotechnology — 0.62%
14ner Oncology, Inc. Private Equity[9]	550,000	$412,500
Total PRIVATE PREFERRED STOCK
(Cost $550,000)		412,500
WARRANTS — 0.00%
X4 Pharmaceuticals, Inc.*,9	5,547	—
Total WARRANTS
(Cost $0)		—
TOTAL INVESTMENTS
(Cost $60,812,485)	89.19%	$58,934,080
Other Assets less Liabilities	10.81%	7,140,189
Net Assets	100.00%	$66,074,269
INVESTMENT SECURITIES SOLD SHORT — (24.06)%
CORPORATE BONDS — (1.77)%
Healthcare - Services — (1.77)%
Hadrian Merger Sub, Inc.
8.50%, 5/1/26[3]	$(1,200,000)	(1,171,500)
Total CORPORATE BONDS
(Proceeds $1,145,235)		(1,171,500)
COMMON STOCKS — (2.44)%
Pharmaceuticals — (2.44)%
AbbVie, Inc	(10,971)	(830,724)
Bristol-Myers Squibb Co	(12,614)	(639,656)
Herbalife Nutrition Ltd.*	(3,730)	(141,218)
		(1,611,598)
Total COMMON STOCKS
(Proceeds $1,478,846)		(1,611,598)
EXCHANGE-TRADED FUNDS — (19.85)%
iShares Nasdaq Biotechnology ETF	(32,760)	(3,259,620)
SPDR S&P Biotech ETF	(80,260)	(6,119,825)
SPDR S&P Regional Banking ETF	(70,690)	(3,731,725)
Total EXCHANGE-TRADED FUNDS
(Proceeds $13,589,002)		(13,111,170)
TOTAL INVESTMENT SECURITIES SOLD SHORT
(Proceeds $16,213,083)	(24.06)%	$(15,894,268)

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2019 (unaudited)

ADR – American Depositary Receipt

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

US – United States

US LIBOR – U.S. Dollar London Interbank Offered Rate.

*	Non-income producing security.

[1]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2019. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[2]	Floating rate security. Rates disclosed as of September 30, 2019.

[3]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[5]	Perpetual security.

[6]	Variable rate security. Rates disclosed as of September 30, 2019.

[7]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

[8]	Convertible security.

[9]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[10]	Security is in default.

[11]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 30.71%
Argentina — 0.47%
Argentine Republic Government International Bond
6.88%, 4/22/21	$340,000		$166,603
Brazil — 3.40%
Brazil Notas do Tesouro Nacional Series F
10.00%, 1/1/29[2]	1,550,000	[2]	454,420
Brazilian Government International Bond
4.63%, 1/13/28	700,000		743,757
			1,198,177
Egypt — 5.45%
Egypt Government Bond
17.00%, 4/3/22[2]	22,500,000	[2]	1,457,954
Egypt Government International Bond
8.70%, 3/1/49	430,000		462,250
			1,920,204
Hungary — 1.47%
Hungary Government Bond
3.00%, 10/27/38[2]	150,000,000	[2]	519,235
Indonesia — 2.87%
Indonesia Treasury Bond
8.38%, 9/15/26[2]	13,400,000,000	[2]	1,011,320
Malaysia — 1.98%
Malaysia Government Bond
3.89%, 8/15/29[2]	2,800,000	[2]	698,582
Mexico — 3.61%
Mexican Bonos
8.00%, 12/7/23[2]	100,000	[2]	530,536
Mexican Bonos
8.50%, 11/18/38[2]	130,000	[2]	741,917
			1,272,453
Nigeria — 1.08%
Nigeria Treasury Bill
11.10%, 5/14/20[2]	150,000,000	[2]	381,044
Panama — 1.07%
Panama Government International Bond
7.13%, 1/29/26	300,000		375,390
Peru — 2.05%
Peruvian Government International Bond
6.95%, 8/12/31[2]	2,000,000	[2]	723,423

	Shares, Principal Amount, or Number of Contracts		Value
Saudi Arabia — 1.90%
Saudi Government International Bond
4.50%, 10/26/46	$600,000		$669,072
South Africa — 1.24%
Republic of South Africa Government Bond
8.50%, 1/31/37[2]	7,400,000	[2]	438,175
Turkey — 3.12%
Turkey Government Bond
10.60%, 2/11/26[2]	2,500,000	[2]	396,228
Turkey Government International Bond
7.62%, 4/26/29	660,000		701,314
			1,097,542
Ukraine — 1.00%
Ukraine Government International Bond
7.37%, 9/25/32	350,000		351,494
Total SOVEREIGN BONDS
(Cost $10,595,701)			10,822,714
EQUITY SECURITIES — 61.78%
Argentina — 0.67%
Globant SA*,3,4	2,575		235,819
Brazil — 3.56%
Afya, Ltd.*,3,4	6,452		165,429
Linx SA	36,480		283,938
LOG Commercial Properties e Participacoes SA	71,475		417,153
Pagseguro Digital, Ltd. - A*,3,4	3,925		181,767
Petroleo Brasileiro SA - ADR[3,4]	14,217		205,720
			1,254,007
China — 20.25%
AIA Group, Ltd.	51,019		482,024
Aier Eye Hospital Group Co., Ltd. - A	59,604		296,165
Alibaba Group Holding, Ltd. - SP ADR*,3,4	5,503		920,267
China Mobile, Ltd.	16,500		136,523
CNOOC, Ltd. - ADR[3,4]	1,381		210,257
GDS Holdings Ltd. - ADR*,3,4	4,376		175,390
HUYA, Inc. - ADR*,3,4	11,726		277,203
JD.com, Inc. - ADR*,3,4	6,368		179,641
Li Ning Co., Ltd.	103,000		295,686
Luxshare Precision Industry Co., Ltd.	96,101		360,257
Meituan Dianping- B*	48,586		496,541
MTR Corp., Ltd.	44,895		252,036
PetroChina Co., Ltd.	336,000		172,765

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Ping An Healthcare and Technology Co., Ltd.*,1	35,300	$206,502
Ping An Insurance Group Co. of China, Ltd. - H	58,961	677,423
Shanghai International Airport Co., Ltd. - A	24,776	276,901
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	8,800	227,397
Shenzhou International Group Holdings, Ltd.	20,068	262,189
Tencent Holdings, Ltd.	22,415	944,337
ZTO Express Cayman, Inc. - ADR[3,4]	13,596	290,003
		7,139,507
Colombia — 0.83%
Bancolombia SA - ADR[3,4]	5,888	291,162
Czech Republic — 1.16%
Moneta Money Bank AS1	133,255	410,799
India — 7.84%
HDFC Bank, Ltd. - ADR[3,4]	9,528	543,573
Hindustan Unilever, Ltd.	18,548	518,722
Housing Development Finance Corp., Ltd.	9,115	254,284
ICICI Bank, Ltd. - SP ADR[3,4]	31,146	379,358
ICICI Lombard General Insurance Co., Ltd.[1]	15,288	260,992
Kotak Mahindra Bank, Ltd	13,342	309,590
Reliance Industries, Ltd.	14,906	280,215
Tata Consultancy Services, Ltd.	7,332	217,191
		2,763,925
Indonesia — 1.97%
PT Bank Central Asia Tbk	234,497	501,373
Telekomunikasi Indonesia Persero Tbk	630,836	191,539
		692,912
Mexico — 1.02%
Wal-Mart de Mexico SAB de CV	121,179	359,104
Netherlands — 0.72%
Heineken NV	1,671	180,595
Prosus NV*	982	72,085
		252,680
Philippines — 0.89%
BDO Unibank, Inc.	113,349	312,732
Poland — 1.29%
CD Projekt SA	4,243	257,536

	Shares, Principal Amount, or Number of Contracts	Value
Powszechna Kasa Oszczednosci Bank Polski SA	20,118	$197,262
		454,798
Russia — 4.18%
Gazprom PJSC - SP ADR[3]	26,770	184,820
LUKOIL PJSC - ADR[3]	2,456	203,209
MMC Norilsk Nickel PJSC - ADR[3]	16,848	431,309
Sberbank of Russia PJSC - SP ADR[3]	21,914	310,631
Tatneft PJSC - ADR[3]	2,657	168,720
Yandex NV - A*,3,4	5,042	176,520
		1,475,209
Singapore — 0.29%
Sea, Ltd. - ADR*,3,4	3,291	101,856
Slovenia — 0.50%
Nova Ljubljanska Banka dd GDR	14,900	176,364
South Africa — 2.65%
Capitec Bank Holdings, Ltd	2,358	200,448
Clicks Group, Ltd.	20,416	289,814
MTN Group, Ltd.	46,427	295,208
Naspers, Ltd. - N	982	148,811
		934,281
South Korea — 4.42%
Macquarie Korea Infrastructure Fund.	28,231	277,318
Samsung Electro-Mechanics Co., Ltd.	2,536	218,374
Samsung Electronics Co., Ltd.	20,800	852,936
SK Hynix, Inc.	3,046	209,323
		1,557,951
Taiwan — 5.05%
Giant Manufacturing Co., Ltd.	48,000	326,452
Taiwan Semiconductor Manufacturing Co., Ltd.	133,432	1,169,833
Wiwynn Corp.	20,000	284,614
		1,780,899
Thailand — 3.19%
Charoen Pokphand Foods PCL - NVDR	341,900	293,440
CP ALL PCL - NVDR	100,996	268,299
Thai Beverage PCL	389,070	249,115
Tisco Financial Group PCL - NVDR	93,491	313,318
		1,124,172

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
United Arab Emirates — 0.56%
Network International Holdings PLC*,1	30,022	$197,489
United States — 0.74%
Liberty Media Corp.-Liberty Formula One - C*,4	6,305	262,225
Total EQUITY SECURITIES
(Cost $18,149,944)		21,777,891
PURCHASED PUT OPTIONS — 0.05%
OTC MXN vs USD Exercise Price: $19.81, Notional Amount: $277,340, Expiration Date: October 21, 2019 Counterparty: Goldman Sachs*	1,400,000	17,919
Total PURCHASED PUT OPTIONS
(Premiums paid $27,715)		17,919
TOTAL INVESTMENTS
(Cost $28,773,360)	92.54%	32,618,524
Other Assets less Liabilities	7.46%	2,630,980
Net Assets	100.00%	$35,249,504

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depository Receipt

PCL – Public Company Limited

PJSC – Public Joint Stock Company

PLC – Public Limited Company

SP ADR – Sponsored American Depositary Receipt

*	Non-income producing security.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Foreign security, par value shown in local currency.

[3]	Foreign security denominated in U.S. dollars and traded in the U.S.

[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2019 (Unaudited)

INTEREST RATE SWAPS

OTC SWAP CONTRACTS

Counterparty	Notional Amount	Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)

Merrill Lynch	MYR 67,000,000	3.455%[1]	3-Months MYR KLIB3M1	Quarterly	4/5/2021	60,328

JP Morgan	RUB 725,000,000	7.53%[1]	3-Months RUB MOSKP3[1]	Quarterly	8/22/2021	68,661

JP Morgan	RUB 420,000,000	7.48%[1]	3-Months RUB MOSKP3[1]	Quarterly	8/28/2021	34,322
TOTAL INTEREST RATE SWAPS						$163,311

[1]	Fund Pays the floating rate and receives the fixed rate.

MYR - Malaysian Ringgit

RUB - Russian Ruble

KLIB3M - Bank Negara Malaysia Klibor Interbank

MOSKP3 - NFEA MosPrime 3 Month Rate

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September, 2019 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	CLP	550,000,000	USD	808,110	October 1, 2019	$(53,792)
Goldman Sachs	USD	784,470	CLP	550,000,000	October 1, 2019	30,151
Goldman Sachs	USD	700,000	CNH	5,009,137	November 8, 2019	(839)
Goldman Sachs	HUF	281,768,430	USD	944,059	October 7, 2019	(26,463)
Goldman Sachs	USD	560,000	HUF	164,900,618	October 7, 2019	22,991
Goldman Sachs	USD	400,000	HUF	116,867,812	October 7, 2019	19,413
Goldman Sachs	USD	442,217	ZAR	6,534,315	October 7, 2019	11,200
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,661

CLP - Chilean Peso

CNH - Chinese Yuan

HUF - Hungarian Forint

USD - United States Dollar

ZAR - South African Rand

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following a tax-free exchange with the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Cash is held at U.S. financial institutions, and at times, may exceed the amount insured by the U.S. Federal Deposit Insurance Corporation. The Funds consider highly liquid investments, with maturities of ninety days or less when purchased to be cash equivalents, and such investments may include money market mutual fund investments. All such investments are categorized in Level 1 of the fair value hierarchy.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

Level 1 – quoted prices for active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of September 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$-	$86,167,851	$-	$86,167,851
Common Stocks
Banks	1,062,838	-	-	1,062,838
Telecommunications	1,053,222	-	-	1,053,222
Convertible Corporate Bonds	-	3,939,186	-	3,939,186
Convertible Preferred Stocks
Auto Manufacturers	-	-	0	0
Corporate Bonds	-	240,269,040	-	240,269,040
Preferred Stock
Banks	14,013,386	-	-	14,013,386
Private Stock
Investment Companies	-	-	1,956,000	1,956,000
Purchased Put Options	-	598,281	-	598,281
Total	$16,129,446	$330,974,358	$1,956,000	$349,059,804

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short
Investment Companies	$(788,400)	$-	$-	$(788,400)
Pharmaceuticals	(454,320)	-	-	(454,320)
Corporate Bonds Sold Short	-	(9,654,407)	-	(9,654,407)
Written Put Options	-	(166,404)	-	(166,404)
Total	$(1,242,720)	$(9,820,811)	$-	$(11,063,531)

Other Financial Instruments*
Futures Contracts	$70,379	$-	$-	$70,379
Total Other Financial Instruments	$70,379	$-	$-	$70,379

*	Other financial instruments are futures contracts, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2018	$1,956,000
Realized gain (loss)	-
Change in net unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers in and/or out of Level 3	-
Balance as of September 30, 2019	$1,956,000

As of September 30, 2019 and December 31, 2018, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Larchmont Resources LLC private stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0. The common stock investment in Larchmont Resources LLC has been valued using an unadjusted third-party pricing vendor quote. There were no transfers into or out of Level 3 during the period ended September 30, 2019. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of September 30, 2019:

Financial Assets	Fair Value at September 30, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Convertible Preferred Stock	$-	Cash available in relation to claim	Estimated recovery	$-
Private Stock	$1,956,000	Broker quote	N/A	N/A

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of September 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$-	$6,179,963	$-	$6,179,963
Common Stocks
Advertising	587,089	-	-	587,089
Banks	2,020,510	-	-	2,020,510
Biotechnology	7,078,240	-	-	7,078,240
Electronics	523,713	-	-	523,713
Entertainment	121,018	-	-	121,018
Healthcare - Products	2,610,819	-	-	2,610,819
Healthcare - Services	238,085	-	-	238,085
Holding Companies - Diversified	1,189,890	-	-	1,189,890
Insurance	3,089,058	-	-	3,089,058
Pharmaceuticals	8,668,878	-	-	8,668,878
Savings & Loans	1,665,841	-	-	1,665,841
Telecommunications	3,086,478	-	-	3,086,478
Convertible Corporate Bonds	-	1,277,574	-	1,277,574
Convertible Preferred Stocks
Auto Manufacturers	-	-	0	0
Corporate Bonds	-	20,184,424	-	20,184,424

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Private Preferred Stock
Biotechnology	-	412,500	-	412,500
Warrants	-	0	-	0
Total	$30,879,619	$28,054,461	$-	$58,934,080

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short
Pharmaceuticals	$(1,611,598)	$-	$-	$(1,611,598)
Corporate Bonds Sold Short	-	(1,171,500)	-	(1,171,500)
Exchange-Traded Funds Sold Short	(13,111,170)	-	-	(13,111,170)
Total	$($14,722,768)	$(1,171,500)	$-	$(15,894,268)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2018	$830,745
Realized gain (loss)	-
Change in net unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers in and/or out of Level 3	(830,745)
Balance as of September 30, 2019	$-

As of September 30, 2019, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock. The General Motors Corp. senior convertible preferred stock was valued in the same manner described for the Active Income Fund. As of September 30, 2019, the Event Driven Fund’s investment in Ideaya Biosciences, Inc. transferred from Level 3 to Level 1. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of September 30, 2019:

Financial Assets	Fair Value at September 30, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Median
Convertible Preferred Stock	$-	Cash available in relation to claim	Estimated recovery	$-

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of September 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Argentina	$-	$166,603	$-	$166,603
Brazil	-	1,198,177	-	1,198,177
Egypt	-	1,920,204	-	1,920,204
Hungary	-	519,235		519,235
Indonesia	-	1,011,320	-	1,011,320
Malaysia	-	698,582	-	698,582
Mexico	-	1,272,453	-	1,272,453
Nigeria	-	381,044	-	381,044
Panama	-	375,390	-	375,390

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Peru	-	723,423	-	723,423
Saudi Arabia	-	669,072	-	669,072
South Africa	-	438,175	-	438,175
Turkey	-	1,097,542	-	1,097,542
Ukraine	-	351,494	-	351,494
Equity Securities
Argentina	235,819	-	-	235,819
Brazil	1,254,007	-	-	1,254,007
China	7,139,507	-	-	7,139,507
Colombia	291,162	-	-	291,162
Czech Republic	410,799	-	-	410,799
India	2,763,925	-	-	2,763,925
Indonesia	692,912	-	-	692,912
Mexico	359,104	-	-	359,104
Netherlands	252,680	-	-	252,680
Philippines	312,732	-	-	312,732
Poland	454,798	-	-	454,798
Russia	1,475,209	-	-	1,475,209
Singapore	101,856	-	-	101,856
Slovenia	176,364	-	-	176,364
South Africa	934,281	-	-	934,281
South Korea	1,557,951	-	-	1,557,951
Taiwan	1,780,899	-	-	1,780,899
Thailand	1,124,172	-	-	1,124,172
United Arab Emirates	197,489	-	-	197,489
United States	262,225	-	-	262,225
Purchased Put Options	-	17,919	-	17,919
Total	$21,777,891	$10,840,633	$-	$32,618,524

Other Financial Instruments*
OTC Interest Rate Swaps - Asset	$-	$163,311	$-	$163,311
Forward Foreign Currency Contracts – Assets	-	83,755	-	83,755
Forward Foreign Currency Contracts – Liabilities	-	(81,094)	-	(81,094)
Total Other Financial Instruments	$-	$165,972	$-	$165,972

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Multi-Asset Growth Economies Fund held portfolio hedges as of September 30, 2019 as disclosed in the Schedule of Investments. The Active Income Fund and Event Driven Fund and had no portfolio hedges at September 30, 2019.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At September 30, 2019, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At September 30, 2019, the Funds had no such outstanding senior loan participation commitments.

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2019 through September 30, 2019, the Active Income Fund primarily utilized: 1) futures to hedge its interest rate and/or commodity risk and manage volatility; and 2) options to hedge downside risk and manage volatility. During the period January 1, 2019 through September 30, 2019, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2019 through September 30, 2019, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 3) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 4) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members — generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The Funds held no credit default swaps at September 30, 2019.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2019, the Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments. The Active Income Fund and Event Driven Fund had no outstanding swap contracts at September 30, 2019.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of September 30, 2019, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at September 30, 2019.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2019, the Active Income Fund and Multi-Asset Economies Fund had outstanding options as listed on the Schedule of Investments. The Event Driven Fund had no outstanding options at September 30, 2019.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Funds had no outstanding swaptions at September 30, 2019.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2019, the Multi-Asset Economies Fund had forward foreign currency contracts as listed in the Schedule of Investments. The Active Income Fund and Event Driven Fund had no outstanding forward foreign currency contracts at September 30, 2019.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement. The Funds had no outstanding equity certificates at September 30, 2019.

C.	FEDERAL INCOME TAXES

At September 30, 2019, gross unrealized appreciation (depreciation) on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$341,167,761	$44,953,193	$28,889,649

Gross unrealized appreciation	$4,935,347	$3,432,631	$4,297,392
Gross unrealized depreciation	(8,106,835)	(5,346,012)	(568,517)
Net unrealized appreciation (depreciation) on investments	$(3,171,488)	$(1,913,381)	$3,728,875

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) – (Continued)

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to the tax deferral of losses on wash sales and timing differences in recognizing certain gains and losses on security transactions.